UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 15, 2022

BLACK KNIGHT, INC.

(Exact name of Registrant as Specified in its Charter)

001-37394

(Commission File Number)

Delaware	81-5265638
(State or Other Jurisdiction of	(IRS Employer Identification Number)
Incorporation or Organization)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-5100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	BKI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The Black Knight, Inc. (the "Company") Annual Meeting of Shareholders was held June 15, 2022 (the “Annual Meeting”). As of April 18, 2022, the record date for the Annual Meeting, 155,966,301 shares of common stock of the Company were outstanding and entitled to vote. A quorum of shares of common stock were present or represented at the Annual Meeting.

The number of votes cast for, against or withheld, as well as abstentions, if applicable, with respect to each proposal is set out below:

1.	To elect eight directors to serve until the Company’s 2023 Annual Meeting of Shareholders.

	FOR	WITHHELD	BROKER NON-VOTERS
Anthony M. Jabbour	116,622,606	22,131,257	7,935,369
Catherine L. Burke	136,649,102	2,104,761	7,935,369
Thomas M. Hagerty	104,720,608	34,033,255	7,935,369
David K. Hunt	133,261,669	5,492,194	7,935,369
Joseph M. Otting	138,441,341	312,522	7,935,369
Ganesh B. Rao	138,509,882	243,981	7,935,369
John D. Rood	138,294,394	459,469	7,935,369
Nancy L. Shanik	138,556,141	197,722	7,935,369

2.	To approve a proposal for the Company’s board of directors to amend our bylaws to adopt a proxy access provision.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTERS
138,006,002	438,310	309,551	7,935,369

3.	To approve a non-binding advisory resolution on the compensation paid to our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTERS
128,696,666	9,620,543	436,654	7,935,369

4.	To approve a non-binding advisory resolution on the frequency of future non-binding advisory votes on the compensation paid to our named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
134,638,777	341,941	3,471,656	301,489

5.	Ratification and appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.

FOR	AGAINST	ABSTAIN
144,941,991	1,419,057	328,184

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Knight, Inc.

Date:	June 17, 2022	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President and General Counsel